Exhibit 24.1


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Michael F. Adler, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the offer and sale of shares of Voting Common Stock of the Company in connection with the Moto Photo, Inc. Salary Savings Plan and any and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



Signature            Title                                  Date


/s/ David A. Mason   Executive Vice, President, Treasurer    November 3, 1997
David A. Mason       and Director


Exhibit 24.1

                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David A. Mason, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the offer and sale of shares of Voting Common Stock of the Company in connection with the Moto Photo, Inc. Salary Savings Plan and any and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



Signature              Title                                Date


/s/ Michael F. Adler   Chairman of the Board of Directors   November 3, 1997
Michael F. Adler       and Chief Executive Officer


                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitute and appoint Michael F. Adler and David A. Mason, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the offer and sale of shares of Voting Common Stock of the Company in connection with the Moto Photo, Inc. Salary Savings Plan and any and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



Signature                Title                             Date


/s/ Alfred E. Lefeld     Vice President and Controller     November 3, 1997
Alfred E. Lefeld

/s/ Frank W. Benson      Director                          November 3, 1997
Frank W. Benson

/s/ Leslie Charm         Director                          November 3, 1997
Leslie Charm

/s/ Dexter B. Dawes      Director                          November 3, 1997
Dexter B. Dawes

/s/ Harry D. Loyle       Director                          November 3, 1997
Harry D. Loyle

/s/ Douglas M. Thomsen   Director                          November 3, 1997
Douglas M. Thomsen